                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            Reported): April 18, 2006

                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)

            California                  333-132320            33-0526079
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   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)              File Number)       Identification No.)

                        American Honda Receivables Corp.
                              20800 Madrona Avenue
                               Torrance, CA 90503
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100
                                                           ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material poursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
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A copy of the Power of Attorney being filed as Exhibit 24.1 to this Current
Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:
          24.1    Power of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                American Honda Receivables Corp.

                                                Registrant

                                                By: /s/ Y. Takahashi
                                                    ----------------------------
                                                Name: Y. Takahashi
                                                Title: President
April 18, 2006

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EXHIBIT INDEX
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Exhibit No.
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                    Description
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Exhibit 24.1        Power of Attorney